UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12

CONESTOGA FUNDS
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CONESTOGA FUNDS

December 20, 2019

Dear Shareholder:

NOTICE IS HEREBY GIVEN (the “Notice of Meeting”) that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” each a “Fund” and collectively, the “Funds”), each a series of Conestoga Funds (the “Trust”), will be held on January 29, 2020, at 11:00 a.m., Eastern Time, at 550 E. Swedesford Road, Suite 120, Wayne, PA 19087 to consider and vote on certain proposals, described below. The Meeting is being held to consider and vote on the following proposal:

1.	to elect four nominees, Denise C. Marbach, M. Eugenie G. Logue, James R. Warren, and Mark S. Clewett (each a “Nominee” and together the “Nominees”), to the Trust’s Board of Trustees (the “Board”); and

2.	to consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

The proposal referred to above (the “Proposal”) is discussed in the Proxy Statement attached to this Notice. Shareholders of record of the Funds at the close of business on December 12, 2019 are entitled to notice of, and to vote on, the Proposal at the Meeting or any adjournment or postponement thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposal. The Proxy Statement itself provides greater detail about the Proposal and its effect on the Funds. The Board recommends that you read the enclosed materials carefully and vote on the Proposal.

You may choose one of the following options to vote:

•	Mail: Complete and return the enclosed proxy/voting instruction card.

•	Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•	In person: Attend the Meeting on January 29, 2020.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote on the Proposal as soon as possible. Even if you plan to attend the Meeting in person, you can vote in advance using one of the other methods.

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If we do not hear from you in advance of the Meeting, we may contact you for your vote. Thank you for your response and for your continued investment with the Funds.

Respectfully,

/s/ William C. Martindale, Jr.

Chairman and Chief Executive Officer

The Conestoga Funds

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IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” each a “Fund” and collectively, the “Funds”), each a series of Conestoga Funds (the “Trust”) that require a vote.

Questions & Answers

Q. What is being proposed?

A. It is proposed that shareholders vote to elect to the Board of Trustees (the “Board”) three new candidates for Trustee and one current Trustee, each of whom has been nominated by the Nominating Committee of the Board of Trustees.

Q. Why are you sending me this information?

A. You are receiving the Proxy Statement and proxy card(s) because you own shares of one or more of the Funds of the Trust and have the right to vote on the election of Trustees to the Board of Trustees.

Q. Why am I being asked to elect Trustees?

A. The shareholders of each Fund, and of the Trust as a whole, are being asked to elect the nominees, M. Eugenie G. Logue, James R. Warren, and Mark S. Clewett (each a “Proposed Nominee” and together the “Proposed Nominees”) and current Trustee Denise C. Marbach (the “Trustee Nominee,” and, together with the Proposed Nominees, the “Nominees”), to the Board of Trustees. The Investment Company Act of 1940, as amended (the “1940 Act”) permits a mutual fund board of trustees to appoint new trustees provided that after such trustees are appointed, at least two-thirds of the trustees were elected by shareholders. All of the current Trustees, with the exception of Ms. Marbach, have been elected by the Trust’s shareholders. Ms. Marbach was appointed as a Trustee by the Board in 2018 to fill an upcoming vacancy on the Board. Ms. Marbach is being submitted to shareholders for election in order to provide the Board with the maximum flexibility to fill vacancies in the future, if necessary, without incurring the expense of calling a special meeting of shareholders. Shareholders last elected Trustees to the Board of Trustees at a meeting held on May 29, 2014.

Q. How will this Proposal affect me as a shareholder?

A. This Proposal will not result in any change in your Fund’s investment objective(s) or principal investment strategies or in the investment advisory fees it pays to the Trust’s investment adviser, Conestoga Capital Advisors, LLC (the “Adviser” or “CCA”).

Q. Who are the Nominees to the Board?

Information about each of the Nominees, including business address, age and principal occupations during the past five years, and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth below. Ms. Marbach is currently a Trustee of the Trust and has served in that capacity since August 2018. Ms. Logue and Messrs. Clewett and Warren are non-incumbent Nominees and were nominated by the Board upon the recommendation of the Board’s Nominating Committee, which is composed solely of Trustees who are not “interested persons” (“Independent Trustees”).

Q. How many of the nominees will be Independent Trustees if elected?

A. Three of the four Nominees, M. Eugenie G. Logue, Denise C. Marbach and James R. Warren, will be Independent Trustees if elected. Independent Trustees have no affiliation with the Funds, apart from any personal investments they choose to make in the Funds as private individuals. Independent Trustees play a critical role in overseeing the Funds’ operations and representing the interests of shareholders.

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Mark S. Clewett would be considered an “interested person” of the Funds, as that term is defined in the 1940 Act, and is referred to as an “Interested Trustee.” Mr. Clewett would be an “Interested Trustee” of the Funds by virtue of his position with the Adviser.

Q. How long will each Trustee serve?

A. Each incumbent Trustee may serve on the Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. Each Independent Trustee, upon reaching the age of 75, will be required to promptly submit his or her written resignation as a member of the Board to be effective as of December 31 of that year (the “Retirement Year”). The Board may, in its sole discretion, suspend the resignation requirement or postpone the effectiveness of the resignation with respect to an individual Independent Trustee until such time as it chooses, if the Board determines that it is in the best interests of the Trust to do so, in which case the Independent Trustee may continue to serve as a Trustee past the end of his or her Retirement Year. A Trustee may resign by an instrument in writing signed by him and delivered to the other Trustees, and such resignation shall be effective upon such delivery or at any later date according to the terms of the instrument. A Trustee may be removed by a written instrument signed by at least two thirds of the number of Trustees prior to such removal.

Q. How does the Board recommend that I vote?

A. The Board, including all of the Independent Trustees, recommends that you vote FOR the Proposal, relating to the election of Trustees. The reasons for the Board’s recommendation are discussed in more detail in the enclosed Proxy Statement.

Q. Will the Funds pay for the proxy/voting instruction solicitation and related legal costs?

A. The Trust will bear the proxy/voting instruction solicitation and related costs, which are anticipated to be equal to approximately $88,000.

Q. When and where will the Meeting be held?

A. The Meeting will be held at 550 E. Swedesford Road, Suite 120, Wayne, PA 19087 on January 29, 2020, at 11:00 a.m.

Q. Do I have to attend the Meeting in order to vote?

A. No. You may mail in the enclosed proxy/voting instruction card or use the telephone or internet procedures for voting, as set forth below.

Q. How can I vote?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy/voting instruction card:

•	Mail: Complete and return the enclosed proxy/voting instruction card.

•	Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•	In person: Attend the Meeting on January 29, 2020.

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Q. Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A. Please contact CCA at 1-484-654-1380.

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CONESTOGA FUNDS

550 E. Swedesford Road, Suite 120

Wayne, PA 19087

PROXY STATEMENT

Meeting of shareholders to be held on January 29, 2020

This Proxy Statement is solicited by the Board of Trustees (the “Board”) of the Conestoga Funds (the “Trust”) for voting at a special meeting (the “Meeting”) of shareholders of the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be held on January 29, 2020 at 11:00 a.m., at 550 E. Swedesford Road, Suite 120, Wayne, PA 19087. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust.

This Proxy Statement and the enclosed proxy/voting instruction card are expected to be distributed to the Funds’ shareholders (the “Shareholders”) on or about December 30, 2019. The solicitation of proxies/voting instructions will occur principally by mail, but proxies/voting instructions may also be solicited by telephone, facsimile, Internet or personal interview. A copy of the Proxy Statement is available on the website of the Funds’ investment adviser, Conestoga Capital Advisors, LLC (the “Adviser” or “CCA”) at www.conestogacapital.com.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Trust. Broadridge, LLC has been retained to solicit proxies/voting instructions in connection with the Meeting. Costs associated with soliciting proxies are expected to total $88,000 for the Trust. In addition to the solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies/voting instructions by telephone, facsimile, letter or other electronic means.

The Meeting is being held to consider and vote on the following proposal (the “Proposal”):

Proposal	Shareholders Solicited
1. To elect M. Eugenie G. Logue, James R. Warren, and Mark S. Clewett (each a “Proposed Nominee” and together the “Proposed Nominees”) and Denise C. Marbach (the “Trustee Nominee” and, together with the Proposed Nominees, the “Nominees”) as Trustees of the Trust.	The shareholders of each Fund of the Trust will vote together as a single class.

A proxy/voting instruction card is enclosed with respect to the shares you own in the Fund. If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

A Shareholder is entitled to a number of votes equal to the number of shares they own as of a record date, December 12, 2019 (the “Record Date”). The Funds will determine as of the Record Date the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Shareholder and the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof. If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card.

Any Shareholder giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Meeting and voting in person.

Number of Outstanding Shares

Fund	Number of Shares
The Small Cap Fund
Institutional Class	31,032,114.028
Investors Class	14,778,834.724
The SMid Cap Fund
Institutional Class	5,229,868.155
Investors Class	2,729,326.491
Total	53,770,143.398

Each whole share of the Funds shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

You can vote by any of the following methods:

•	Mail: Complete and return the enclosed proxy/voting instruction card.

•	Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•	In person: Attend the Meeting on January 29, 2020.

Quorum

A quorum is constituted by the presence in person or by proxy of the holders of more than one-third of the outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

In the event that a quorum of the Trust for purposes of the Proposal is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments or postponements of the Meeting to permit the further solicitation of proxies. Any such adjournment or postponement will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

Voting Requirement

Election of each Nominee requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust as a whole. A “plurality of votes cast” means that those Nominees receiving the four highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Meeting. All shares of the Trust vote together as a single class with respect to the Proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Cumulative voting is not permitted. Should any Nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board may recommend unless a decision is made to reduce the number of Trustees. All shares represented by valid proxies will be voted in the election of Trustees for each Nominee named above unless authority to vote for a particular Nominee is withheld.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON January 29, 2020: This Proxy Statement and the Notice of the Meeting are available at www.proxyvote.com.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Trust. It is anticipated that the Trust will bear proxy solicitation and related costs equal to approximately $88,000.

For a free copy of the Small Cap Fund’s annual report for the fiscal year ended September 30, 2019 call 1-800-494-2755, visit conestogacapital.com or write to the Fund, c/o Conestoga Funds, 550 E. Swedesford Road, Suite 120, Wayne, PA 19087.

For a free copy of the SMid Cap Fund’s annual report for the fiscal year ended September 30, 2019 call 1-800-494-2755, visit conestogacapital.com or write to the Fund, c/o Conestoga Funds, 550 E. Swedesford Road, Suite 120, Wayne, PA 19087.

THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY

RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE

PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

THE PROPOSAL

ELECTION OF TRUSTEES

The Board recommends that Shareholders vote FOR the approval of the election of four Nominees to the Board

At the Meeting, the Funds’ Shareholders will be asked to approve the election of four Nominees to the Trust’s Board. One of the four Nominees, Mark S. Clewett, currently is a Managing Partner and President of the Adviser. The three additional Nominees, M. Eugenie G. Logue, Denise C. Marbach and James R. Warren, were selected by the Trust’s Nominating Committee and the entire Board at an in-person meeting on November 21, 2019. Information regarding the background and expertise of each Nominee is set forth below.

NOMINEE WHO IS PROPOSED TO SERVE AS AN INTERESTED TRUSTEE

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held During Past 5 Years
Mark S. Clewett (1968)**	Senior Vice President since 2006	President since 2018 of CCA and Director of Institutional Sales and Client Service for CCA since 2006; Board member and ambassador, For You Haiti (not-for profit relief organization) since 2019.	2	None

*	The “Fund Complex” consists of the Small Cap Fund and the SMid Cap Fund.

**	Mr. Clewett is deemed to be an “interested person” of the Trust by reason of his position at the Adviser.

NOMINEE WHO IS CURRENTLY AN INDEPENDENT TRUSTEE

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held During Past 5 Years
Denise C. Marbach (1954)**	Trustee since 2018 and Audit Committee Chair since 2019	President, Gwynedd Mercy Academy High School (2017-Present); Partner, PricewaterhouseCoopers LLP (1998-2015); Partner, Coopers & Lybrand (1987-1998).	2	Director, Title Alliance, Ltd.

*	The “Fund Complex” consists of the Small Cap Fund and the SMid Cap Fund.

**	Ms. Marbach became a Trustee effective August 31, 2018 and serves as the Chair of the Trust’s Audit Committee since November 2019.

NOMINEES WHO ARE PROPOSED TO SERVE AS INDEPENDENT TRUSTEES

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held During Past 5 Years
M. Eugenie G. Logue (1969)	Nominee to the Board of Trustees	Senior Vice President & Chief Financial Officer of FIS Group, Inc. since 2018; Managing Director, Rosemont Investment Partners, LLC since 2002.	2	Independent Trustee of the Cheswold Lane Funds from 2005 to 2015.
James R. Warren (1969)	Nominee to the Board of Trustees	Vice President & Managing Director of SEI Investments since 2004.	2	None

*	The “Fund Complex” consists of the Small Cap Fund and the SMid Cap Fund.

TRUSTEES WHO ARE NOT NOMINEES

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships
Independent Trustees
Nicholas J. Kovich (1956)	Trustee since 2002	Managing Director, Beach Investment Counsel from 2011 to 2018; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	2	Trustee, the Milestone Funds (1 Portfolio) from 2007-2011.
James G. Logue (1956)	Trustee since 2013	Shareholder, McCausland Keen + Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	2	None
Interested Trustees
William C. Martindale, Jr. (1942)**	Chairman of the Board since 2011, CEO since 2010 and Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC from 2001 to 2014.	2	None
Robert M. Mitchell (1969)**	Treasurer since 2002 and Trustee since 2011	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001; Trustee of Academy of Notre Dame de Namur (a non-profit organization) since 2018.	2	None

*	The “Fund Complex” consists of the Small Cap Fund and the SMid Cap Fund.
**	Mr. Mitchell is deemed to be an “interested person” of the Trust by reason of his position with the Funds’ Adviser. Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his ownership of nonvoting stock of the Funds’ Adviser.

Nominee Experience, Qualifications, Attributes and/or Skills and the Basis on which Nominees are Evaluated

The Board believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Nominee/Trustee, or particular factor, being controlling. The Board has determined that each of the Nominees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Nominee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, investment managers, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Trustee. In addition, the Board has taken into account the actual service and commitment of the incumbent Trustee during her tenure (including the Trustee’s commitment and participation in board and committee meetings, as well as her current leadership of a standing committee) in concluding she should continue to serve. The Board generally believes that it benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of such board, but has not adopted any specific policy in this regard. Each Nominee’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields; educational background and professional training; and experience as a Trustee of the Trust. Information indicating the specific experience, skills, attributes and qualifications (1) as of December 1, 2019, of the Nominee who is a current officer of the Adviser, (2) as of December 1 2019, of the Nominee who is a current Trustee, and (3) as of December 1, 2019, for the Nominees who are not incumbent Trustees, which led to the Board’s determination that each respective Nominee should serve in this capacity, is provided below.

Mark S. Clewett. Mr. Clewett has been President of CCA since 2018, and has been Senior Vice President of the Trust since 2006. Prior to becoming President of the Adviser, Mr. Clewett was the Director of Institutional Sales and Client Service for CCA. Before joining CCA in 2006, Mr. Clewett gained financial and asset management experience as a Senior Vice President for Delaware Investments (subsequently renamed Macquarie Investment Management). Mr. Clewett’s extensive knowledge of the investment management industry and investment management strategies, as well as his particular familiarity with CCA and the Funds, led to the conclusion that he should serve as a Trustee.

Denise C. Marbach. Ms. Marbach has been a Trustee since 2018 and Chair of the Trust’s Audit Committee since November 2019. Ms. Marbach has substantial financial, managerial and consulting experience. Prior to joining the Trust’s Board in 2018, she had nearly 30 years’ experience in public accounting, and was a partner of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

M. Eugenie G. Logue. Ms. Logue is a Nominee to become an Independent Trustee of the Trust. Ms. Logue currently serves as the Chief Financial Officer of FIS Group, Inc., an asset management firm. Genie has extensive experience in the investment management industry after developing a deep understanding of investment strategies and fund operations as a former mutual fund director. Ms. Logue also has experience acting as a Managing Director for a private equity firm focused on asset and wealth management.

James R. Warren. Mr. Warren is a Nominee to become an Independent Trustee of the Trust. He currently serves as the Managing Director and Vice President of SEI Investments Company. Mr. Warren has experience formulating solutions and developing new products for investment and wealth managers. Further, Mr. Warren has developed a deep understanding of the investment management industry over the past 27 years as he has had increased responsibilities and gained experience and knowledge in his various roles at SEI Investments Company.

Compensation

Effective January 1, 2020, the Independent Trustees will receive a quarterly retainer of $11,125 (except that such retainer is $16,125 for each of the Lead Independent Trustee and the Chair of the Audit Committee) and $5,000 per quarterly and special in-person meeting, and 50% of such meeting fee for telephonic meetings. Messrs. Martindale and Mitchell do not, and if he is elected as a Trustee, Mr. Clewett will not, receive compensation in the form of trustee fees from the Trust.

Effective January 1, 2019, the Independent Trustees receive a quarterly retainer of $10,000 (except that such fee is $15,000 for each of the Lead Independent Trustee and the Chair of the Audit Committee) and $5,000 per quarterly and special in-person meeting, and 50% of such meeting fee for telephonic meetings. Mr. Martindale and Mr. Mitchell do not receive compensation in the form of trustee fees from the Trust.

From January 1, 2018 through December 31, 2018, the Independent Trustees received a quarterly retainer of $8,500 (except that such fee was $13,000 for each of the Lead Independent Trustee and the Chair of the Audit Committee) and $5,000 per quarterly and special in-person meeting, and 50% of such meeting fee for telephonic meetings. For their positions as Chairman of the Audit Committee and Lead Independent Trustee, Mr. Ten Haken and Mr. Kovich, respectively, were also entitled to an additional quarterly retainer of $4,500. Mr. Martindale and Mr. Mitchell do not receive compensation in the form of trustee fees from the Trust. If elected by shareholders, Mr. Clewett will not receive compensation in the form of trustee fees from the Trust. Ms. Logue and Mr. Warren were not Trustees during the fiscal year ended September 30, 2019 and thus did not receive compensation from the Trust. For the fiscal year ended September 30, 2019, the Independent Trustees received the following fees:

Trustee	Aggregate Compensation From the Small Cap Fund	Aggregate Compensation From the SMid Cap Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustee
Mr. Nicholas J. Kovich	$56,945.88	$23,045.12	None	None	$79,991.00
Mr. James G. Logue	$36,945.88	$23,045.12	None	None	$59,991.00
Denise C. Marbach	$36,945.88	$23,045.12	None	None	$59,991.00
Dr. Richard E. Ten Haken*	$56,945.88	$23,045.12	None	None	$79,991.00

*	Dr. Ten Haken retired as a Trustee on November 21, 2019.

Trust’s Officers

The officers of the Trust are elected annually by the Trustees of the Board. The following table sets forth certain information about the Trust’s officers.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years
Executive Officers:*
Duane R. D’Orazio (1972)	Since 2004	Chief Compliance Officer	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Since 2006	Senior Vice President	Managing Partner, President of Conestoga Capital Advisors, LLC since 2018 and Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006.
Joseph F. Monahan (1959)	Senior Vice President since 2009 and Treasurer since 2019	Treasurer and Senior Vice President	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008.
Jennifer L. Leamer (1976)	Since 2016	Assistant Treasurer	Since 2014, Vice President, Mutual Fund Controller and Business Analyst from 2007 to 2014 of Ultimus Fund Solutions, LLC.
Daniel D. Bauer (1977)	Since 2016	Assistant Treasurer	Since 2015, Assistant Mutual Fund Controller; Fund Accounting Manager from 2012 to 2015 of Ultimus Fund Solutions, LLC.
Stephen L. Preston (1966)	Since 2016	Assistant Vice President and Anti-Money Laundering Officer	Since 2011, Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC.
*	The principal business address of the Executive Officers is Conestoga Capital Advisors, LLC, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120, Wayne, PA 19087.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Messrs. D’Orazio, Clewett and Monahan are affiliated persons of the Adviser. Ms. Leamer and Messrs. Bauer and Preston are affiliated persons of the Funds’ principal underwriter.

Board Composition and Leadership Structure

Overall responsibility for oversight of the Funds rests with the Board. The Funds have engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Funds’ Agreement and Declaration of Trust and By-Laws. The Board is currently composed of five members, three of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed William C. Martindale, Jr., an interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Nicholas J. Kovich serves as the lead independent Trustee of the Trust. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Board of Trustees’ Role in Risk Oversight of the Trust

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of each Fund’s Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Adviser and the other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Trust and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Trust’s other primary service providers on a periodic or regular basis. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Committees

The Board has an Audit Committee, whose function is to recommend independent auditors of the Fund and monitor accounting and financial matters. The members of the Audit Committee are Ms. Marbach (Chair) and Messrs. Logue and Kovich. The Board has designated Mr. Kovich to be the Audit Committee Financial Expert. The Audit Committee met twice during the fiscal year ended September 30, 2019.

The Board has a standing Nominating Committee that is composed of the Independent Trustees and chaired by Mr. Logue. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. The Nominating Committee met twice during the fiscal year ended September 30, 2019.

Management Ownership

The following tables show the dollar ranges of securities beneficially owned by the Trustees and Nominees in the Funds (Conestoga “family of funds” consists of the Small Cap Fund and the SMid Cap Fund) as of December 31, 2018. No Independent Trustee or his or her immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser. As of December 1, 2019, the Trustees and Officers as a group owned less than 1% of the outstanding shares of the Funds.

Independent Trustees	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in the SMid Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Mr. Nicholas J. Kovich	$50,001-$100,000	$50,001-$100,000	Over $100,000
Mr. James G. Logue	None	Over $100,000	Over $100,000
Ms. Denise C. Marbach**	$50,001-$100,000	$50,001-$100,000	Over $100,000

Interested Trustees	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in the SMid Cap Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Mr. William C. Martindale, Jr.	Over $100,000	Over $100,000	Over $100,000
Mr. Robert M. Mitchell	Over $100,000	Over $100,000	Over $100,000

Independent Trustee Nominees	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in the SMid Cap Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ms. M. Eugenie G. Logue	$0	$0	$0
Mr. James G. Warren	Over $100,000	$0	Over $100,000

Interested Trustee Nominee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in the SMid Cap Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Mr. Mark S. Clewett	Over $100,000	Over $100,000	Over $100,000

*	The Conestoga Funds “family of funds” consists of the Small Cap Fund and the SMid Cap Fund. Trustee holdings in the Conestoga family of funds as of December 31, 2018 include the Trustee’s holdings of the Funds.
**	Ms. Marbach became a Trustee effective August 31, 2018.

Based on all of the foregoing, the Board recommends that Shareholders vote FOR the Proposal.

Additional Information About the Trust

As of the Record Date, to the Trust’s knowledge, the name, address and share ownership of each person who may have sole or shared voting or investment power with respect to more than 5% of the Funds’ outstanding shares at the Record Date were as set forth in Appendix A. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Shareholders controlling a Fund could have the ability to vote a majority of the Shares of the Fund on any matter requiring approval of the shareholders of the Fund.

* * * *

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Funds and the Trust.

Adviser

Conestoga Capital Advisors, LLC, a Delaware limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”), is the investment adviser of the Fund. The Adviser is located at CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087. As of December 1, 2019, the Adviser managed approximately $4.5 billion for numerous institutional and individual clients.

Distributor

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”) serves as distributor for the continuous offering of the Funds’ shares.

Transfer, Shareholder Servicing, Dividend Disbursing and Fund Accounting Agent

The Trust and Ultimus Fund Solutions, LLC (“Ultimus”) have entered into a Master Services Agreement (the “Master Agreement”). The Master Agreement provides that Ultimus serves as Fund Accounting Agent, Transfer Agent, Shareholder Servicing Agent and Dividend Disbursing Agent. The Master Agreement was approved for an initial (1) year term that ended February 28, 2018 and automatically renews for successive one-year periods, provided, however, that either party may terminate the Master Agreement by providing written notice of termination to the other party at least 90 days prior to the initial term or then-current renewal term.

Independent Registered Public Accounting Firm

The Funds have selected BBD, LLP (“BBD”), 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, as independent registered public accounting firm for the fiscal year ending September 30, 2019. BBD performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting and tax matters.

Representatives of BBD are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of BBD will be given an opportunity to make statements at the Meeting, if they so desire.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000 and $26,000 for fiscal years ended September 30, 2018 and 2019, respectively.

(b) Audit-Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the Trust’s principal accountant reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this item.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,000 and $4,000 for the fiscal years ended September 30, 2018 and 2019, respectively. Tax fees for the fiscal years ended September 30, 2018 and 2019 consist of tax compliance services rendered to the Trust. These services include the preparation of federal and state corporate tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees. There were no fees billed in either of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(l) All services to be performed by the independent accountants must be pre-approved by the Trust’s Audit Committee.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable. Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust were $0 and $0 for the fiscal years ended September 30, 2018 and 2019, respectively.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Procedures for Shareholder Communications With Board

The Board will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.

The Adviser has established procedures with respect to correspondence addressed to the Board or individual Trustees. Copies of all shareholder correspondence shall be forwarded promptly to the Board or individual Trustee, as applicable. The Adviser shall respond to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to the Board or a Trustee, and shall communicate such response to the Board or Trustee to whom the correspondence was addressed.

The Board or an individual Trustee shall respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Shareholder Proposals

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act, as amended, or state law. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by the Trust. In addition to the use of mails, proxies may be solicited personally or via facsimile, telephone or the internet by Trustees, officers and employees of the Trust, the Adviser and certain of its affiliates.

Broadridge, which is located at 1155 Long Island Avenue, Edgewood, NY 11717, has been engaged by the Adviser to assist in soliciting at an estimated cost of approximately $88,000, plus printing costs, which will be paid by the Trust.

Voting Information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting or any adjournment(s) or postponement(s) thereof. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Trust on or about December 30, 2019. Only shareholders of record as of the close of business on the Record Date, December 12, 2019, will be entitled to the notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. If the enclosed form of Proxy Card is properly executed and returned (or your vote is cast through the website or over the telephone as indicated on the Proxy Card) in time to be voted at the Meeting or any adjournment(s) or postponement(s) thereof, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Also, you may vote in person at the Meeting. A proxy may be revoked at any time before the Meeting or any adjournment(s) or postponement(s) thereof by written notice to the Secretary of the Trust at the address on the cover of the Proxy Statement or by attending and voting at the Meeting or any adjournment(s) or postponement(s) thereof. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the election of the four Nominees as Trustees.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one proxy card for each account. If you received more than one copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: The Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120, Wayne, PA 19087.

Dated: December 20, 2019

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A

Shareholders Who Own 5% or More of the Fund

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of December 12, 2019:

The Small Cap Fund:

Name and Address	Institutional Share Class – Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody Account FBO Customers ATTN Mutual Fund 101 Montgomery St San Francisco, CA 94104-4122	5,090,795.910	16.36%	Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,224,800.646	13.58%	Record
Merrill Lynch & Co/Pierce Fenner & Smith For The Sole Benefit of its Customers 4800 Deer Creek Dr. East Jacksonville, FL 32246	4,677,611.592	15.04%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	1,673,891.492	5.38%	Record

Name and Address	Investor Share Class – Number of Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	3,197,905.799	21.75%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	1,980,980.211	13.47%	Record

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The SMid Cap Fund:

Name and Address	Institutional Share Class – Number of Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST. SAN FRANCISCO, CA 94104-4122	2,665,778.147	50.04%	Record
JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD, MA 02090	312,250.027	5.86%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	280,522.409	5.27%	Record

Name and Address	Investor Share Class – Number of Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST. SAN FRANCISCO, CA 94104-4122	673,882.623	24.54%	Record

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THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 800-690-6903.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website www.proxyvote.com.

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

CONESTOGA FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 29, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoints Joseph F. Monahan and Duane R. D’Orazio, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund which the undersigned is entitled to vote at the Shareholder Meeting of the Conestoga Funds (the “Trust”) to be held at 11:00 a.m. (Eastern time), on January 29, 2020, at 550 E. Swedesford Road, Suite 120, Wayne, PA 19087, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED DECEMBER 20, 2019, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. When shares are held by joint tenants, both should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

The Proposal: Election of Four (4) Trustees:

Nominees:	(01) M. Eugenie G. Logue (02) James R. Warren (03) Denise C. Marbach (04) Mark S. Clewett	FOR ALL [ ]	WITHHOLD AUTHORITY to vote for all nominees [ ]	FOR ALL EXCEPT [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.)